Exhibit 10.16

EXCO OPERATING COMPANY, LP.

12377 Merit Drive, Suite 1700

Dallas, Texas 75251

February 1, 2011

BG US Production Company, LLC

5444 Westheimer, Suite 1200

Houston, Texas 77056

Attention: Jon Harris

RE: Amendment to Joint Development Agreement

Dear Sirs:

Reference is made to that certain Joint Development Agreement among EXCO Operating Company, LP (“EOC”), EXCO Production Company, LP (which entity merged into EOC and terminated its separate existence) and BG US Production Company, LLC (“BG”), dated as of August 14, 2009 (as it may have been amended from time to time, the “JDA”). In consideration of the mutual promises contained herein and in the JDA and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EOC and BG hereby agree to amend the JDA as follows:

The definition of “Applicable EXCO Escrow Period” in Section I.C. of Exhibit H of the JDA shall be replaced in its entirety with the following:

C.	“Applicable EXCO Escrow Period” shall mean, with respect to any relevant Calendar Month, the period beginning on the first day of the succeeding Calendar Month and ending on the last day of the third Calendar Month following such succeeding Calendar Month.

Except as amended by this letter the JDA remains in full force and effect. Capitalized terms used in this letter but not otherwise defined in this letter shall have the meaning given to such terms in the JDA. The terms of Sections 13.1 and 13.2 of the JDA are incorporated by reference as if set out in full herein. This letter may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile transmission shall be deemed an original signature hereto.

[Signature Page Follows]

If this letter correctly sets forth our understanding, please execute two copies of this letter, and return one original to the undersigned at the address provided in the JDA. This letter was executed as of the date first set forth above but shall be effective as of January 1, 2011.

Very truly yours,

EXCO OPERATING COMPANY, LP

By:	Exco Partners OLP GP, LLC

By: /s/ WILLIAM L. BOEING
Name: WILLIAM L. BOEING
Title: VICE PRESIDENT AND GENERAL COUNSEL

Agreed and accepted on February 1, 2011, effective as of the effective date set forth above.

BG US PRODUCTION COMPANY, LLC

By:	/s/ ELIZABETH SPOMER

Name:	ELIZABETH SPOMER

Title:	PRESIDENT

cc:

BG US Production Company, LLC

5444 Westheimer, Suite 1200

Houston, Texas 77056

Attention: Bill Way

BG North America, LLC

5444 Westheimer, Suite 1200

Houston, Texas 77056

Attention: Chris Migura, Principal Counsel

EXCO Operating Company, LP.

12377 Merit Drive, Suite 1700

Dallas, Texas 75251

Attention: William L. Boeing Vice President, General Counsel

                    And Secretary

Vinson & Elkins L.L.P.

2500 First City Tower

1001 Fannin Street

Houston, Texas 77002-6760

Attention: Robin Fredrickson

Morgan, Lewis & Bockius LLP

1000 Louisiana, Suite 4200

Houston, Texas 77002

Attention: David F. Asmus